UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 29, 2011

Date of Report (Date of earliest event reported)

SORRENTO THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52228	33-0344842
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6042 Cornerstone Ct. West, Suite B, San Diego, CA 92121

(Address of principal executive offices) (Zip Code)

(858) 210-3700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e- 4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 29, 2011, Sorrento Therapeutics, Inc. (“Sorrento” or the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Donald R. Scifres 2011 Annuity Trust Y (the “Scifres Trust”), an accredited investor, to issue 12,500,000 shares of common stock in consideration for an aggregate investment of $2.0 million (the “Financing”). The Financing was completed on December 29, 2011. Pursuant to the Stock Purchase Agreement, Sorrento is permitted to sell up to an additional 25,000,000 shares of common stock under the Stock Purchase Agreement to one or more accredited investors on or before February 29, 2012, and the Scifres Trust and its affiliates, (together, “SDL) has the right, but not the obligation, to purchase up to 6,250,000 of any such securities sold by the Company.

The shares sold to the investor in the Financing were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Regulation D promulgated under that section, which exempts transactions by an issuer not involving a public offering. None of these shares may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The Stock Purchase Agreement provides to SDL preemptive rights, except under certain conditions, for SDL to participate in any offer or sale by Sorrento of any capital stock or other securities of any type that are, or may become convertible, into capital stock, up to SDL’s pro rata portion, on the same terms, conditions and price provided in any subsequent placement of its securities. SDL’s preemptive rights do not apply to, among others things: (a) shares of common stock, options, warrants or other convertible securities issued to employees or officers or directors or outside consultants or contractors of the Company or any subsidiary pursuant to a plan, agreement or arrangement duly approved by the Company’s board of directors; (b) securities issued in connection with the acquisition of all or a substantial portion of the assets or the business of another entity by Sorrento; (c) securities issued in connection with a corporate partnering transaction, strategic alliance, technology transfer, license or similar transaction; or (d) any shares of common stock sold at a price equal to or greater than $0.16 per share (as adjusted for any stock splits, stock dividends, stock combinations, and similar events occurring after the date hereof) (the “Purchase Price”) or any other capital stock or other securities of any type whatsoever convertible into or exchangeable for Common stock at a price equal to or greater than the Purchase Price (as adjusted for any stock splits, stock dividends, stock combinations, and similar events occurring after the date hereof). SDL’s preemptive rights terminate on the earliest of (a) such time as SDL no longer is the owner of 40,000,000 shares of common stock (as adjusted for any stock splits, stock combinations, and similar events occurring after the date hereof), (b) December 29, 2016, (c) the date the Company’s common stock is listed on a national exchange, or (d) the date of the closing of a sale or other disposition of all or substantially all of the Company’s assets or the Company’s merger into or consolidation with any corporation or other entity, in which the holders of the Company’s outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than 50% of the voting power of the Company or the surviving entity.

The Stock Purchase Agreement provides that Sorrento shall within 30 days take all necessary acts to have one designee of SDL Ventures, LLC, an affiliate of the Scifres Trust, nominated for election to the board of directors, subject to approval of the full board of directors. The SDL-nominee must have relevant industry experience or academic experience and satisfy the independence requirements of the NASDAQ Global Market.

The Stock Purchase Agreement provides piggy back registration rights to each investor in the Financing, with such rights terminating upon the earlier of (a) seven years from the date of the Stock Purchase Agreement or (b) when such investor is entitled to sell all of the shares purchased pursuant to the Stock Purchase Agreement without volume restriction pursuant to Rule 144.

The foregoing summary of the Stock Purchase Agreement is qualified in its entirety by reference to the full text of agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act, and Rule 506 promulgated thereunder. The Stock

Purchase Agreement contains representations to support the Company’s reasonable belief that the investors in the Financing had access to information concerning the Company’s operations and financial condition, the investors acquired the securities for their own accounts and not with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the investors are sophisticated within the meaning of Section 4(2) of the Securities Act and “accredited investors” (as defined by Rule 501 under the Securities Act). In addition, the issuances did not involve any public offering; the Company made no solicitation in connection with the Financing other than communications with the investors; the Company obtained representations from the investors regarding their investment intent, experience and sophistication; and the investors either received or had access to adequate information about the Company in order to make an informed investment decision.

At the time of their issuance, the shares were deemed to be restricted securities for purposes of the Securities Act, and the certificates representing the securities bear legends to that effect.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit #	Description

10.1	Stock Purchase Agreement dated December 29, 2011 by and between the Company and the investors whose names appear on the signature pages thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SORRENTO THERAPEUTICS, INC.

By:	/s/ Henry Ji
Name: Henry Ji
Title: Interim Chief Executive Officer

Date: January 5, 2012

Index to Exhibits

Exhibit #	Description

10.1	Stock Purchase Agreement dated December 29, 2011 by and between the Company and the investors whose names appear on the signature pages thereof.